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EXHIBIT 10.1

CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in Registration Statements Nos. 333-12254 and 333-10668 of Repsol YPF, S.A. on Form F-3 of our report dated March 3, 2004, except for Note 27, as to which the date is June 30, 2004, appearing in this Annual Report on Form 20-F of Repsol YPF, S.A. for the year ended December 31, 2003.

/s/ DELOITTE & TOUCHE ESPAÑA, S.L.

DELOITTE & TOUCHE ESPAÑA, S.L.

Madrid, Spain
June 30, 2004

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CONSENT OF INDEPENDENT AUDITORS